UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2018 (June 25, 2018)

FRED'S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2018, Fred’s, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders. At the 2018 Annual Meeting, the Company’s shareholders considered and voted on the following four proposals: (1) the election of five directors, each for a one-year term; (2) the ratification of the selection of BDO USA, LLP as the Company’s independent, registered public accounting firm; (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers; and (4) the approval of the Company’s Amended and Restated Rights Agreement.

At the close of business on May 1, 2018, the record date, the Company had 37,127,059 shares of common stock issued and outstanding. There were 26,406,053 shares represented in person or by proxy at the 2018 Annual Meeting, which comprised a majority of the issued and outstanding shares of common stock as of the record date.

Each proposal considered at the 2018 Annual Meeting was approved. The voting results for each proposal are described below.

Proposal 1.          Election of Directors

Each of Heath B. Freeman, Timothy A. Barton, Dana Goldsmith Needleman, Steven B. Rossi and Thomas E. Zacharias was elected as a director of the Company by vote of the shareholders. The results of the voting were as follows:

Election of Directors:	For	Withheld
Heath B. Freeman	25,862,788	543,265
Timothy A. Barton	25,854,253	551,800
Dana Goldsmith Needleman	25,895,190	510,863
Steven B. Rossi	25,854,559	551,494
Thomas E. Zacharias	25,853,289	552,764

Proposal 2.          Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of BDO USA, LLP as the Company’s independent, registered public accounting firm for the fiscal year ending February 2, 2019. The results of the voting were as follows:

For	Against	Abstain
26,254,339	146,277	5,437

There were no broker non-votes with respect to this proposal.

Proposal 3.           Advisory Vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain
24,547,247	1,231,168	627,638

There were no broker non-votes with respect to this proposal.

Proposal 4.           Approval of the Company’s Amended and Restated Rights Agreement

The shareholders voted to approve the Company’s Amended and Restated Rights Agreement. The results of the voting were as follows:

For	Against	Abstain
25,303,966	1,097,576	4,511

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: June 26, 2018	By:	/s/ Joseph Anto
	Name:	Joseph Anto
	Title:	Interim Chief Executive Officer, Executive Vice President, Chief Financial Officer and Secretary